                                                                  Exhibit 10.74



                                OPTION AGREEMENT


        THIS AGREEMENT is made effective as of February 19, 1998, by and between Bernhard Muller (hereinafter referred to as "Optionee"), and Decora Industries, Inc., a Delaware corporation (hereinafter referred to as "Optionor").

                                    RECITALS:

        WHEREAS, Optionee has been appointed as Executive Vice President of Optionor and serves as one of the two members on the Management Board of the Company's subsidiary Konrad Hornschuch AG ("Hornschuch"); and

        WHEREAS, to compensate Optionee for his services to Optionor, Optionor desires to grant to Optionee and Optionee is desirous of acquiring an option to purchase shares of the common stock of Optionor, subject to the terms and conditions hereinafter set forth;

        NOW, THEREFORE, the parties hereby agree as follows:

        1. Incorporation of Recitals. The parties hereby incorporate by this reference the recitals set forth above.

        2. Grant of Option. Subject to the terms and conditions hereinafter set forth, Optionor hereby gives and grants to Optionee the right and option to purchase theretofore authorized but unissued common shares of Optionor at such time and for the purchase price specified below.

               A. During the periods described below in this paragraph, Optionee shall have the right and option to purchase, at $5.00 per share and Optionor shall have the obligation to issue to Optionee, up to 50,000 shares of the authorized but unissued common shares of Optionor, upon Optionee's meeting or exceeding certain financial targets set forth in the letter agreement dated February 20, 1998, by and between Optionee and Optionor (the "Letter Agreement"), a copy of which is attached hereto as Exhibit A and incorporated herein by this reference. Such options shall vest in accordance with the terms of the Letter Agreement upon satisfaction of the conditions stated therein as follows: options to purchase up to 16,666, 16,666 and 16,667 shares shall vest for the fiscal years 1998, 1999 and 2000, respectively, of Hornschuch on the applicable date that incentive compensation is paid pursuant to the Letter Agreement for each such fiscal year. Optionee may exercise any option granted hereunder at any time during the three years following the date such option vested. In the event that Optionee ceases to be employed by Optionor for any reason whatsoever, any option granted hereunder that has not yet vested shall be canceled immediately upon such cessation.

        3. Exercise of Option. Optionee may exercise any option granted hereunder by notifying Optionor in writing of its intention to exercise such option. A closing date shall then be agreed to in good faith no later than 30 days after the notice, at which time Optionee shall pay the purchase price of the Shares being purchased, and Optionor shall deliver to Optionee the certificates for shares duly endorsed. Optionee may purchase all or any part of the Shares subject to options granted hereby.

        4. Representations. Optionor represents and warrants to Optionee that Optionee, upon proper exercise, shall receive good and marketable title to the shares of Optionor underlying the options being granted hereby, free of all pledges, liens and encumbrances, except as stated in paragraph 5.

        5. Representations and Warranties of Optionee. Optionee hereby represents and warrants that:

                A. The options granted hereby and the Shares which will be purchased by and delivered to Optionee upon exercise of such options are being acquired by Optionee for his own account and not with a view to resale or other disposition thereof.

                B. Optionee will not sell, transfer, or make any other disposition of any option or the shares to be purchased and delivered to Optionee hereunder upon the exercise of such option unless and until (a) such option or shares, as applicable, are included in a registration statement or a post-effective amendment under the Securities Act which has been filed by the Optionor and declared effective by the Securities and Exchange Commission (the "SEC"), or (b) in the opinion of counsel for the Optionor, no such registration statement or post-effective amendment is required, or (c) the SEC has first issued a "no action" letter regarding any such proposed disposition of any option or the shares.

        6. Federal and State Securities Law Requirements. The obligation of the Optionor to deliver and transfer the shares to the Optionee upon any exercise of any option shall be subject to the following:

                A. Optionor may require Optionee, as an additional condition of its obligation to deliver the shares upon exercise of any option hereunder, to make any representations and warranties (including without limit those set forth in Paragraph 5 hereof) with respect to the shares as may, in the opinion of counsel to Optionor, be required to ensure compliance with the Securities Act, the securities laws of any state, or any other applicable law, regulation, or rule of any governmental agency.

                B. Each certificate representing the shares issued pursuant to this Agreement shall bear whatever legends are required by federal or state law or by any governmental agency. In particular, unless an appropriate registration statement is filed pursuant to the Securities Act with respect to the shares, each certificate representing such shares shall be endorsed on its face with the following legend or its equivalent:

                        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SECURITIES MAY BE SOLD OR TRANSFERRED ONLY IF THEY HAVE BEEN REGISTERED UNDER SAID ACT OR THERE EXISTS AN EXEMPTION FROM REGISTRATION UNDER SAID ACT OR THE RULES AND REGULATIONS THEREUNDER EVIDENCED BY A NO-ACTION LETTER OR AN OPINION OF COUNSEL TO THE ISSUER OR TO THE HOLDER HEREOF REASONABLY SATISFACTORY TO THE ISSUER.

        7. Restrictions. Optionee:

                A. Shall not be entitled to any type of dividend declared by Optionor, unless and until an option is exercised; and

                B. Shall not be entitled to any voting rights by virtue of an option; and

                C. Acknowledges that the options granted hereby are personal to Optionee and that Optionee may not sell, assign, transfer or otherwise dispose of such options to any other person.

        8. Anti-Dilution. If prior to the exercise of any option granted hereunder Optionor shall have effected one or more stock split-ups, stock dividends, or other increases or reductions of the number of Shares of its common stock outstanding without receiving compensation therefor in money, services or property, the number of Shares of common stock subject to the options hereby granted shall (a) if a net increase shall have been effected in the number of outstanding shares of Optionor's common stock, be proportionately increased and the cash consideration payable per Share shall be proportionately reduced; and (b) if a net reduction shall have been effected in the number of outstanding Shares of Optionor's common stock, be proportionately reduced and the cash consideration payable per Share be proportionately increased.

        9. Notice and Opportunity to Cure Default. In the event of a perceived default of the provisions of this agreement, Optionor agrees to provide Optionee and his counsel written notice of any default and Optionor shall have 10 days from receipt of said notice to cure the stated default.

        10. Agreement to Perform Necessary Acts. The parties hereto agree to cooperate fully with one another in executing all documents, certificates, notices, filings and the like and performing all acts reasonably necessary to carry out the intent of this agreement.

        11. Assignment and Transfer. No option granted hereby may be assigned by Optionee without the prior written consent of Optionor.

        12. Amendments. This agreement may not be modified, amended or changed except by an instrument in writing signed by the parties hereto.

        13. Litigation and Attorneys' Fees. In the event of any litigation between the parties to in connection with this Agreement or to enforce any provision or right hereunder, the unsuccessful party to such litigation shall pay to the successful party therein by such successful party, which costs, expenses and attorneys' fees shall be included as a part of any judgment rendered in such action in addition to any other relief to which the successful party may be entitled.

        IN WITNESS WHEREOF, the parties have executed this Option Agreement as of the day and year first above written.

                                     OPTIONEE:


                                     --------------------------
                                     BERNHARD MULLER

                                     OPTIONOR:

                                     Decora Industries, Inc.


                                     By:_______________________
                                     Its:______________________